                          UNI-MARTS, INC.
                       AMENDED AND RESTATED
                     EQUITY COMPENSATION PLAN
                     ------------------------

     1.   PURPOSE
          -------
     The Uni-Marts, Inc. Equity Compensation Plan (the "Plan") is intended to be an incentive and to encourage stock ownership by employees and non-employee directors of the Board (the "Directors") of Uni-Marts, Inc., a Delaware corporation (the "Corporation"), or any of its subsidiary corporations (the "Subsidiaries"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), so that designated employees and Directors may acquire or increase their proprietary interest in the success of the Corporation and its Subsidiaries, and so that they may be encouraged to remain employees or Directors of the Corporation or its Subsidiaries. The options issued pursuant to the Plan may be incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or nonqualified stock options ("Nonqualified Stock Options"). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option.

     2.   ADMINISTRATION
          --------------
     The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board"). The Committee shall consist of not less than two Board members. No Committee member may have received, within the preceding one-year period, an option under the Plan or an option or similar award under any other Corporation plan where such award was made on a discretionary basis. Any Committee member who does not satisfy the foregoing requirement shall not serve in any capacity in administering the Plan until one year has elapsed from the date such option or award was granted. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of is members as Chairman and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time, in its discretion, designate the employees who shall be granted options and the amount of stock to be optioned to each.

     The interpretation and construction of the Committee of any provisions of the Plan or of any option or stock grant issued under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option or stock grant issued under it.

     3.   ELIGIBILITY
          -----------
     The persons who shall be eligible to receive options shall be employees and Directors of the Corporation or its Subsidiaries; provided, however, that Directors may only receive Nonqualified Stock Options pursuant to Section 5(l). In addition, Directors shall receive stock grants pursuant to Section 7. An optionee may hold more than one option, but only in accordance with the terms and subject to the restrictions hereinafter set forth.

     4.   STOCK
          -----
     The stock subject to the options or stock grants issued hereunder shall be shares of the Corporation's authorized or reacquired common stock (the "Common Stock"). The aggregate number of shares which may be issued under options or stock grants shall not exceed 855,000 shares of Common Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 5(f). During the term of the Plan, the maximum aggregate number of shares of Common Stock that shall be subject to options granted under the Plan to any single optionee shall not exceed 50% of the aggregate limitation specified above.

     In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

     5.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------
     All options shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate as are specified in writing by the Committee to the optionee (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter to a designated optionee.

          (a) Number of Shares. Each Grant Letter shall state the number of shares to which it pertains.

          (b) Option Price. Each Grant Letter shall state the option price, which shall not be less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option. During such time as such stock is not listed upon an established stock exchange or traded in the over-the-counter market, the fair market value per share shall be determined by the Committee at least annually by relying upon whatever evidence it deems appropriate which may include, but need not be limited to, recent sales of the Common Stock, opinions of professional appraisers and recent sales of comparable shares of other companies. If the Common Stock is traded in the over-the-


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

counter market, the fair market value shall be the mean between the dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc.
If the Common Stock is listed upon an established stock exchange or exchanges, the fair market value shall be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion.

          (c) Medium and Time of Payment. Unless otherwise specified in the Grant Letter, the option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash or by check.

          (d) Term and Exercise of Options. Unless otherwise specified in the Grant Letter, no option shall be exercisable either in whole or in part prior to 12 months from the date it is granted. Each Grant Letter shall state the date on which the option shall expire and no option shall be exercisable after ten years from the date on which it is granted. Options may only be exercised by an optionee for so long as he is an employee of the Corporation or its Subsidiaries, except as otherwise provided in
Section 5(e).

     The Grant Letter may provide that the option may be exercisable in installments rather than exercisable immediately in full. In such case, subject to the right of cumulation provided in the last sentence of this subsection, during each twelve-month period commencing 12 months from the date of the granting of the option, each option shall be exercisable as to not more than that percentage of the total number of shares covered thereby as the Committee shall specify in the Grant Letter, until all shares covered by the option shall have been purchased. The Committee may provide, in the case of an option not immediately exercisable in full, for the acceleration of the time at which the option may be exercised.

     Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period, but not later than ten years from the date the option is granted.




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

          (e)  Termination of Employment, Death or Disability.
               ----------------------------------------------
               (i)  In the event the optionee
               during his lifetime ceases to be an
               employee of the Corporation or a
               Subsidiary for any reason other
               than death, any option which is
               otherwise exercisable by the
               optionee shall immediately
               terminate; provided, however, that
               in the case of an optionee who is
               disabled within the meaning of
               Section 22(e)(3) of the Code, such
               option shall be exercisable for a
               nine-month period beginning on the
               date on which he ceases to be an
               employee.  Whether authorized leave
               of absence or absence for military
               or governmental service shall
               constitute termination of
               employment, for the purposes of the
               Plan, shall be determined by the
               Committee, which determination,
               unless overruled by the Board,
               shall be final and conclusive.

               (ii) In the event of the death of
               an optionee while he is an employee
               of the Corporation or a Subsidiary,
               any option which was otherwise
               exercisable by the optionee at the
               date of death may be exercised by
               his personal representative at any
               time prior to the expiration of
               nine months from the date of death,
               but in any event no later than the
               date of expiration of the option
               exercise period.

          (f) Recapitalization. Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

     Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause each outstanding option to terminate; provided that each optionee shall, in such event, if a period of 12 months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provision of Section 5(d) of the Plan. Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation and, with respect to an Incentive Stock Option, the assumption of the option occurs under circumstances which are not deemed a modification of the option within the meaning of Sections 424(a) and 424(h)(3)(A) of the Code.

     In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to meet the requirements set forth in Section 422 of the Code.

     Except as hereinbefore expressly provided in this Section 5(f), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend of any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (g) Rights as a Stockholder. An optionee or a transferee of an option shall have no rights as stockholder with respect to any shares covered by his option until the date of the issuance of stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5(f) hereof.

          (h) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefore specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

          (i) Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

          (j) Covenant Not to Compete; Confidentiality Agreement. The Grant Letter may provide that, as a condition of the optionee's acceptance of the option, the optionee shall agree to be bound by a covenant not to compete and/or a confidentiality agreement with the Corporation containing such terms as the Committee and the Board shall deem advisable.

          (k) Other Provisions. The Grant Letter shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or the transfer of the shares received upon an exercise, as the Committee shall deem advisable. The Grant Letter shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an incentive stock option as defined in Section 422 of the Code. In addition to the other powers granted to the Committee under this Plan, the Committee shall have the discretion to include in any option grant the right of the optionee (i) to pay


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

for the stock with stock of the corporation granting the option, and/or (ii) to receive a loan from the Corporation to pay for the stock, with such terms as shall not cause the option to become disqualified as an "incentive stock option" as defined in Section 422 of the Code and/or (iii) to receive such assistance from the Corporation in obtaining a loan from a financial institution as is necessary in the sole discretion of the Committee.

          (l) Option Grants to Directors. On the day of the annual meeting of stockholders (the "Date of Grant"), beginning February 23, 1995, each Director shall receive a Nonqualified Stock Option (a "Formula Grant Option") to purchase 2,000 shares of Common Stock of the Corporation. The option price of a Formula Grant Option shall be equal to the fair market value of a share of Common Stock on the Date of Grant, as determined under Section 5(b) of the Plan. Formula Grant Options shall become exercisable one year following the Date of Grant. Formula Grant Options shall have a term of ten years after the Date of Grant, provided that the optionee remains a Director or employee of the Corporation. Upon a Director ceasing to be a Director for any reason other than death or disability or as a result of becoming an employee of the Corporation, such Director's Formula Grant Options shall immediately terminate. In the event a Director ceases to be a Director by reason of death or disability, such Director's Formula Grant Options may thereafter be exercised in accordance with the applicable provisions of Section 5(e) of the Plan. In the event a Director ceases to be a Director by reason of his becoming an employee of the Corporation and his employment with the Corporation is subsequently terminated, such Director's Formula Grant Options may thereafter be exercised in accordance with the provisions in
Section 5(e) of the Plan. Notwithstanding any other provision of the Plan, this Section 5(l) may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes in the provisions of, or the regulations relating to, the Code.

     6.   INCENTIVE STOCK OPTION LIMITATIONS
          ----------------------------------
          (a) Ten Percent Shareholders. Notwithstanding any other provision herein, with respect to any Incentive Stock Option granted to an individual who, at the time the option is granted, possesses more than 10 percent of the total combined voting power of all classes of stock of the Corporation (or of its parent or any Subsidiary), the option price must be at least 110 percent of the fair market value of the stock subject to the option and such option by its terms must not be exercisable after the expiration of 5 years from the date such option is granted.

          (b) Dollar Limitation. The aggregate fair market value of the Common Stock on the date of grant with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under the Plan or any other stock option plan of the Corporation (or Subsidiary) shall not exceed $100,000.
                                -7-

          (c) Prior Outstanding Option. No Incentive Stock Option (for purposes of this Section 6(c) called the "New Option") granted on or before December 31, 1986 shall be exercisable while there is outstanding any Incentive Stock Option, which Incentive Stock Option was granted, before the granting of the New Option, to the person to whom the New Option is granted, to purchase stock in the Corporation or in a corporation which, at the time the New Option was granted, is a parent or subsidiary corporation (as those terms are defined in Section 424 of the Code) of the Corporation, or is a predecessor corporation of the Corporation, or such parent or subsidiary corporation.

     7.   Stock Grants to Directors.
          -------------------------
     On the date of the annual meeting of stockholders beginning on February 23, 1995, each Director shall receive a grant of shares of Common Stock equal in value to 2/3 of the amount of the annual retainer due to such Director for the fiscal year in which the Date of Grant occurs. For purposes of determining the amount of shares to be distributed, the fair market value of a share of Common Stock shall be determined in accordance with the provisions of Section 5(b). Such shares shall not be sold for six months following the Date of Grant. No other restrictions shall apply to such shares. Notwithstanding any other provision of the Plan, this Section 7 may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes of the provisions of, or the regulations relating to, the Code.

     8.   TERMINATION OF THE PLAN
          -----------------------
     Options or stock grants may be issued pursuant to the Plan from time to time until September 25, 1996, at which time the Plan shall terminate unless terminated earlier by the Board or unless extended by the Board with the approval of the stockholders.

     9.   INDEMNIFICATION OF COMMITTEE
          ----------------------------
     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted or stock grant issued thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after


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

institution of any such action, suit or proceeding the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     10.  AMENDMENT OF THE PLAN
          ---------------------
     The Board may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan (or the individual limit for any single optionee), change the designation of the class of employees eligible to receive options or decrease the price at which options may be granted. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause Incentive Stock Options issued under it to fail to meet the requirements set forth in Section 422 of the Code.

     11.  APPROVAL BY OUTSIDE DIRECTORS
          -----------------------------
     The Plan is subject to and no option shall be exercisable hereunder until after approval of the Plan and option by a compensation committee (the "Compensation Committee") appointed by the Board which is comprised solely of two or more directors who are not (i) presently employees of the Corporation (or related entities); (ii) former employees still receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (iii) officers of the Corporation (or related entities) at any time and (iv) currently receiving compensation for personal services in a capacity other than as a director.

     12.  MISCELLANEOUS
          -------------
          (a) Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to options will be used for general corporate purposes.

          (b) No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee to exercise such option.

          (c) Continued Employment. The grant of an option or issuance of a stock grant pursuant to the Plan shall not be construed to imply or to constitute evidence of an agreement, express or implied, on the part of the Corporation or any Subsidiary to continue to employ an employee or to continue the services of a Director.

          (d) Effective Date. The terms of this Plan shall be effective as of January 1, 1993.




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

          (e) Compliance with Law. The Plan, the exercise of options and the obligations of the Corporation to issue and transfer shares of Common Stock shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke the grant of any option or the issuance of any stock grant if it is contrary to law or modify an option or stock grant to bring it into compliance with any valid and mandatory government regulation.

          (f) Withholding of Taxes. The Corporation shall have the right to require the optionee or other person receiving shares to pay to the Corporation the amount of any taxes which the Corporation is required to withhold.

          (g) Issuance of Shares. No Common Stock shall be issued or transferred hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Committee.


                                   UNI-MARTS, INC.
Attest:



/S/ HARRY A. MARTIN                /S/ HENRY D. SAHAKIAN
- ------------------------------     ------------------------------
Harry A. Martin, Secretary         Henry D. Sahakian, Chairman of
                                   the Board of Directors

























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